UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 1, 2005

Health Management Associates, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-11141	01-0963645
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5811 Pelican Bay Boulevard, Suite 500, Naples, Florida	34108-2710
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (239) 598-3131

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c))

Item 8.01. Other Events.

On February 1, 2005, Health Management Associates, Inc. (the “Company”) issued a press release announcing that its Board of Directors declared a quarterly cash dividend of $0.04 per share on the Company’s common stock, payable on March 7, 2005 to stockholders of record at the close of business on February 11, 2005.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits. The following exhibit is filed as a part of this Form 8-K:

Exhibit No.	Description
99.1	Press Release dated February 1, 2005 of Health Management Associates, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Health Management Associates, Inc.

Date: February 7, 2005	By:	/s/ Robert E. Farnham
Robert E. Farnham
Senior Vice President and
Chief Financial Officer